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                                                                   EXHIBIT 10.21



                            BEVERLY ENTERPRISES, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN







                            EFFECTIVE JANUARY 1, 1998
              (AMENDED AND RESTATED EFFECTIVE AS OF APRIL 1, 2000)




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                                TABLE OF CONTENTS


ARTICLE I  PURPOSE AND ESTABLISHMENT..............................................................................3

1.1      PURPOSE           .......................................................................................3

ARTICLE II  DEFINITIONS...........................................................................................3

2.1      "AFFILIATE"..............................................................................................3
2.2      "BENEFICIARY"............................................................................................4
2.3      "BOARD"..................................................................................................4
2.4      "CHANGE IN CONTROL"......................................................................................4
2.5      "CODE"   ................................................................................................5
2.6      "COMMENCEMENT DATE"......................................................................................5
2.7      "COMMITTEE"..............................................................................................5
2.8      "COMPENSATION"...........................................................................................6
2.9      "CREDITED SERVICE".......................................................................................6
2.10     "DISABILITY".............................................................................................6
2.11     "EARLY RETIREMENT BENEFIT"...............................................................................7
2.12     "EARLY RETIREMENT DATE"..................................................................................7
2.13     "EFFECTIVE DATE".........................................................................................7
2.14     "EMPLOYER"...............................................................................................7
2.15     "ERISA"..................................................................................................7
2.16     "EXCHANGE ACT"...........................................................................................7
2.17     "FINAL AVERAGE COMPENSATION".............................................................................7
2.18     "NORMAL RETIREMENT BENEFIT"..............................................................................8
2.19     "NORMAL RETIREMENT DATE".................................................................................8
2.20     "PARTICIPANT"............................................................................................8
2.21     "PERSON".................................................................................................8
2.22     "PLAN"...................................................................................................9
2.23     "PLAN YEAR"..............................................................................................9
2.24     "RETIREMENT BENEFIT".....................................................................................9
2.25     "YEAR OF GRANDFATHERED SERVICE"..........................................................................9


ARTICLE III  ELIGIBILITY AND PARTICIPATION........................................................................9

3.1      ELIGIBILITY..............................................................................................9
3.2      PARTICIPATION...........................................................................................10


ARTICLE IV  AMOUNT AND PAYMENT OF RETIREMENT BENEFIT.............................................................10

4.1      AMOUNT OF NORMAL RETIREMENT BENEFIT.....................................................................10
4.2      AMOUNT OF EARLY RETIREMENT BENEFIT......................................................................10
4.3      DEATH, DISABILITY, OR CHANGE IN CONTROL.................................................................11
4.4      (A)  PAYMENT OF RETIREMENT BENEFIT......................................................................12
         (B)  LUMP SUM OPTION....................................................................................12
4.5      WITHHOLDING AND PAYROLL TAXES...........................................................................13
4.6      PAYMENT IN EVENT OF LEGAL DISABILITY....................................................................13
4.7      GRANDFATHER RULES.......................................................................................14
4.8      FORFEITURE FOR CAUSE OR COMPETITION.....................................................................15
4.9      SUSPENSION OF BENEFITS..................................................................................15


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
ARTICLE V  DESIGNATION OF BENEFICIARY............................................................................15

5.1      BENEFICIARY DESIGNATION.................................................................................15
5.2      CHANGE OF BENEFICIARY...................................................................................16
5.3      NO DESIGNATED BENEFICIARY...............................................................................16
5.4      DOUBT AS TO BENEFICIARY.................................................................................17


ARTICLE VI  APPEALS PROCEDURE AND ARBITRATION....................................................................17

6.1      CLAIMS AND APPEAL PROCEDURE.............................................................................17
6.2      BINDING ARBITRATION.....................................................................................18


ARTICLE VII  UNFUNDED NATURE OF PLAN.............................................................................18

7.1      THE PLAN IS UNFUNDED....................................................................................18
7.2      EMPLOYER'S RIGHT TO ESTABLISH TRUST FUND................................................................19


ARTICLE VIII  ADMINISTRATION; AMENDMENTS AND TERMINATION; RIGHTS
           AGAINST THE EMPLOYER..................................................................................20

8.1      ADMINISTRATION    ......................................................................................20
8.2      LIABILITY OF COMMITTEE; INDEMNIFICATION.................................................................20
8.3      AMENDMENT AND/OR TERMINATION............................................................................21
8.4      RIGHTS AGAINST THE EMPLOYER.............................................................................21
8.5      EXPENSES    ............................................................................................22


ARTICLE IX  GENERAL AND MISCELLANEOUS............................................................................22

9.1      SPENDTHRIFT CLAUSE......................................................................................22
9.2      SEVERABILITY............................................................................................22
9.3      CONSTRUCTION............................................................................................22
9.4      GOVERNING LAW...........................................................................................23
9.5      SEPARATENESS OF PLAN....................................................................................23
9.6      DISCLAIMER..............................................................................................23
9.7      RELEASE     ............................................................................................23
9.8      SUCCESSORS AND ASSIGNS..................................................................................24




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                            BEVERLY ENTERPRISES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



                                    ARTICLE I
                            PURPOSE AND ESTABLISHMENT


1.1      PURPOSE

         Effective as of January 1, 1998, Beverly Enterprises, Inc., established the "Beverly Enterprises, Inc. Supplemental Executive Retirement Plan," an unfunded plan "maintained by the employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees," within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. This Plan is intended to constitute a "nonqualified deferred compensation plan" for purposes of Section 3121(v)(2) of the Code as well as 4 U.S.C. Section
114. The Plan has been amended and restated effective as of April 1, 2000.

                                   ARTICLE II
                                   DEFINITIONS


2.1      "AFFILIATE"

         "Affiliate" means (a) a corporation, trade or business that, together with any Employer, is a member of a controlled group of corporations or an affiliated service group or under common control (within the meaning of section 414(b), (c) or (m) of the Code), but only for the period during which such other entity is so affiliated with any Employer, and (b) any other entity required to be aggregated with any Employer pursuant to Department of Treasury regulations under section 414(o) of the Code.

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                    Amended and Restated as of April 1, 2000



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2.2      "BENEFICIARY"

         "Beneficiary" means one or more persons, trusts, estates or other entities designated or deemed to have been designated in accordance with Article V of this Plan, that are entitled to receive benefits under this Plan in the event of the Participant's death.

2.3      "BOARD"

         "Board" means the Board of Directors of Beverly Enterprises, Inc.

2.4      "CHANGE IN CONTROL"

         "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

         (a) Any person, corporation or other entity or group, including any "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares having 30% or more of the total number of votes that may be cast for the election of directors of Beverly Enterprises, Inc. (the "Company"); or

         (b) As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets; or

         (c) If at any time (i) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (ii) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding stock shall be


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                    Amended and Restated as of April 1, 2000


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changed into or exchanged for stock or other securities of any other Person or cash or any other property, (iii) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person, or (iv) the Company shall sell or otherwise transfer 50% or more of the assets or earnings power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons; provided, however, that notwithstanding anything to the contrary set forth above, a Change in Control shall not include any transfer to a consolidated subsidiary, reorganization, spin-off, split-up, distribution, or other similar or related transaction(s) or any combination of the foregoing in which the core business and assets of the Company and its subsidiaries (taken as a whole) are transferred to another entity ("Controlled") with respect to which (1) the majority of the Board of Directors of the Company (as constituted immediately prior to such transaction(s) also serve as directors of Controlled and immediately after such transaction(s) constitute a majority of Controlled's board of directors, and (2) more than 70% of the shareholders of the Company (immediately prior to such transaction(s)) become shareholders or other owners of Controlled and immediately after the transaction(s) control more than 70% of the ownership and voting rights of Controlled.

2.5      "CODE"

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.6      "COMMENCEMENT DATE"

         "Commencement Date" means the date on which a Participant or, if applicable, a Beneficiary, begins to receive payments under the Plan.

2.7      "COMMITTEE"

         "Committee" means the Compensation Committee of the Board, or any such other committee designated by the Board.

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                    Amended and Restated as of April 1, 2000


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2.8      "COMPENSATION"

         "Compensation" means the annual base salary, excluding bonus, commissions, overtime, employee benefits, relocation allowance, incentive payments, directors fees and other special payments or fees, paid to a Participant by any Employer for employment services rendered to any Employer, but before reduction for compensation deferred pursuant to all qualified, non-qualified and Code Section 125 plans of any Employer. "Compensation" shall not include any tax gross-up payments, whether made in connection with an employee benefit plan or otherwise.

2.9      "CREDITED SERVICE"

         "Credited Service" means the period of service (in years and months, with any remaining partial month to be credited as a full month), measured on an "elapsed time" basis, that a Participant has been employed by an Employer commencing with the later of (a) the Participant's initial participation in the Plan (and, if he ceases to be an active employee Participant and later becomes an active employee Participant again, recommencing on his date of reparticipation as an active employee Participant), and (b) the Participant's attainment of age 50. A Participant's Credited Service will cease at the earliest of (i) his termination of employment, (ii) his attainment of 15 years of Credited Service, or (iii) his ceasing to be an active employee Participant.

2.10     "DISABILITY"

         "Disability" means or refers to a disability that the Committee has found would qualify the Participant (upon the expiration of any applicable waiting period) for payment of benefits under the Employer's long-term disability income plan. If the Employer does not continue to maintain a long-term disability income plan, "Disability" shall mean any physical or mental disability that the Committee determines, in its sole discretion, to be total and permanent.

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                    Amended and Restated as of April 1, 2000


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2.11     "EARLY RETIREMENT BENEFIT"

         "Early Retirement Benefit" means the annual Retirement Benefit calculated as described in Section 4.2 of this Plan.

2.12     "EARLY RETIREMENT DATE"

         "Early Retirement Date" means the date on which the Participant attains age 60.

2.13     "EFFECTIVE DATE"

         "Effective Date" means the effective date of this Plan, which is January 1, 1998.

2.14     "EMPLOYER"

         "Employer" means Beverly Enterprises, Inc. and any Affiliate that has adopted this Plan with the approval of Beverly Enterprises, Inc.

2.15     "ERISA"

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.16     "EXCHANGE ACT"

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, together with any rules, regulations, and interpretations promulgated thereunder or with respect thereto.

2.17     "FINAL AVERAGE COMPENSATION"

         "Final Average Compensation" means the average of the Compensation paid to a Participant during the three (3) consecutive full Plan Years of Credited Service immediately preceding (and, if a full Plan Year, including) the Plan Year in which the Participant retires, dies,

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                    Amended and Restated as of April 1, 2000

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or becomes Disabled. If the result would increase a Participant's Final Average
Compensation, then the actual Compensation paid in the year of his retirement, death, or Disability shall be counted as one of the three Plan Years. If a Participant has less than three full Plan Years of Credited Service Compensation, his Final Average Compensation shall be determined by taking into account all of such Compensation, divided by the number of months of Credited Service and then multiplied by 12. For purposes hereof, Compensation shall only be taken into account during the periods when the Participant earns Credited Service hereunder. For purposes of computing Final Average Compensation, Compensation in excess of $1,000,000 in any year shall be disregarded.

2.18     "NORMAL RETIREMENT BENEFIT"

         "Normal Retirement Benefit" means the annual Retirement Benefit calculated as described in Section 4.1 of this Plan.

2.19     "NORMAL RETIREMENT DATE"

         "Normal Retirement Date" means the date on which the Participant attains age 65.

2.20     "PARTICIPANT"

         "Participant" means an employee or former employee of the Employer who has satisfied the requirements of Section 3.2 of this Plan.

2.21     "PERSON"

         "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

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                    Amended and Restated as of April 1, 2000


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2.22     "PLAN"

         "Plan" means the Beverly Enterprises, Inc. Supplemental Executive Retirement Plan, as set forth in this document, and as it may be amended from time to time.

2.23     "PLAN YEAR"

         "Plan Year" means the twelve (12) consecutive month period commencing on each January 1st and ending on each December 31.

2.24     "RETIREMENT BENEFIT"

         "Retirement Benefit" means the annual benefit payable to a Participant under this Plan.

2.25     "YEAR OF GRANDFATHERED SERVICE"

         For purposes of Section 4.7 only, "Year of Grandfathered Service" means each full twelve (12) consecutive month period that a Participant has been employed by an Employer, commencing with the Participant's date of hire (and, if rehired, recommencing on his date of rehire).

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION


3.1      ELIGIBILITY

         Participation in the Plan shall be limited to a select group of management and highly compensated employees of the Employer. From that group, the Committee shall select from time to time, in its sole discretion, employees to participate in the Plan. The Committee also has the authority to terminate an employee's participation in the Plan at any time.

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                    Amended and Restated as of April 1, 2000


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3.2      PARTICIPATION

         An eligible employee shall become a Participant hereunder on the date as of which the Committee determines in its sole discretion that he shall be a Participant. The Participant shall deliver to the Committee such properly completed enrollment and/or beneficiary designation forms as the Committee may require. The Committee may, in its absolute discretion, from time to time select individuals for or delete individuals from participation in the Plan.


                                   ARTICLE IV
                    AMOUNT AND PAYMENT OF RETIREMENT BENEFIT


4.1      AMOUNT OF NORMAL RETIREMENT BENEFIT

         A Participant's annual Retirement Benefit shall be the product of (a) 3-1/3%, (b) the Participant's Final Average Compensation, and (c ) the Participant's years (including partial years) of Credited Service. A Normal Retirement Benefit is only payable upon the Participant terminating employment with the Employer at or after attaining his Normal Retirement Date.

4.2      AMOUNT OF EARLY RETIREMENT BENEFIT

         (a) If a Participant retires on or after his Early Retirement Date but before his Normal Retirement Date, he may elect to receive an Early Retirement Benefit. A Participant's Early Retirement Benefit shall be calculated in the same manner as the Participant's Normal Retirement Benefit.

         (b) If a Participant terminates employment prior to his Early Retirement Date, he shall not be entitled to any Retirement Benefit hereunder, except as provided in Section 4.3, concerning death, Disability, or Change in Control.

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                    Amended and Restated as of April 1, 2000


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4.3      DEATH, DISABILITY, OR CHANGE IN CONTROL

         (a) If a Participant terminates employment prior to age 60, he is not entitled to an Early Retirement Benefit (or to any benefit hereunder) unless he ceases employment by virtue of death or Disability, or unless a Change in Control occurs. In the event of Disability prior to age 60, or in the event of a Change in Control, a Participant may elect to receive an Early Retirement Benefit commencing as of the first business day in the calendar year following his termination of employment or at any time thereafter, provided that his Commencement Date may not begin in the case of Disability as long as the Participant is still receiving disability income benefits under any Employer sponsored long-term disability plan or insurance. If a Participant dies prior to age 60, his Beneficiary may not commence benefits hereunder until the first business day of the calendar year following the date the Participant would have attained age 60 had he not died.

         (b) In addition, in the event of a Change in Control, the following special rules shall apply. First, each Participant who is an active employee at the time of the Change in Control ("Covered Participant") shall be automatically credited with an additional five (5) years of Credited Service, but in no event shall his total years of Credited Service exceed the lesser of (a) 15 years or
(b) the number of years he otherwise could have earned as of his Normal Retirement Date. Second, each Covered Participant shall be entitled to a Retirement Benefit upon his termination of employment, regardless of his age, pursuant to Section 4.3(a) above. Third, each Covered Participant's Final Average Compensation shall be the greater of (a) his Final Average Compensation determined under Section 2.16 (substituting his termination of employment for his retirement date, where relevant), or (b) the Participant's average Compensation during the three (3) consecutive full Plan Years immediately preceding (and, if a

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                    Amended and Restated as of April 1, 2000


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full Plan Year, including) the Plan Year in which the Change in Control occurs.
For purposes of computing Final Average Compensation, Compensation in excess of $1,000,000 in any year shall be disregarded.

4.4      (a)      PAYMENT OF RETIREMENT BENEFIT

         Except as provided in (b) below, if a Participant's Credited Service is fifteen (15) years, his Retirement Benefit shall be paid annually, as of the first business day of each year, for 15 years. Except as provided in (b) below, if a Participant's Credited Service is less than fifteen (15) years, his Retirement Benefit shall be paid annually, as of the first business day of each year, for a number of years equal to his years of Credited Service. If his years of Credited Service include a partial year, his final annual installment shall be prorated accordingly. The Commencement Date shall be as of the first business day of January in the calendar year immediately following the calendar year in which the Participant retires, dies, becomes Disabled, or, in the case of a Change in Control, otherwise terminates employment, or as soon thereafter as is administratively practicable (subject to delayed commencement for death or Disability, to the extent provided in Section 4.3 above). If a Participant dies before the Commencement Date, the payment(s) shall be made to his designated Beneficiary. If a Participant dies after the Commencement Date, but before all of his payments have been made, the remainder of the payments shall be made to his designated Beneficiary.

         (b)      LUMP SUM OPTION

         Notwithstanding Section 4.4(a) above, a Participant may elect, in lieu of the annual installments specified above, a single lump sum payment payable as of the date the first installment would otherwise have been due. The single lump sum payment shall be equal to

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                    Amended and Restated as of April 1, 2000


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(a) the discounted present value of the Retirement Benefit payable as an annual installment, times (b) 85%. The present value shall be determined based on a discount rate equal to the average Moody's Aa corporate bond returns for the month of November immediately preceding the Participant's Commencement Date.

4.5      WITHHOLDING AND PAYROLL TAXES

         All amounts payable hereunder to any Participant or Beneficiary shall be reduced by any and all federal, state and local taxes that are required to be withheld by the Employer, as determined in the sole discretion of the Employer. Employment taxes with respect to amounts credited hereunder shall be payable in accordance with Section 3121(v)(2) of the Code and may be withheld from a Participant's Compensation if due prior to the time of a distribution hereunder.

4.6      PAYMENT IN EVENT OF LEGAL DISABILITY

         If the Committee receives evidence that a Participant or Beneficiary entitled to receive any payment under the Plan is physically or mentally incompetent to receive such payment, is a minor, is under a legal disability, or is otherwise unable to apply such payments in furtherance of his own interest and advantage, the Committee may, in its sole discretion, direct the payment to any other person or trust which has been legally appointed by a court of competent jurisdiction or, in the event that no such person has been appointed, to any person whom the Committee, in its sole discretion, determines to be responsible for the care of the Participant or Beneficiary. Payment to any person or trust in accordance with this Section will fully discharge the obligations of the Plan and the Employer to such Participant or Beneficiary.

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                    Amended and Restated as of April 1, 2000


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4.7      GRANDFATHER RULES

         (a) Notwithstanding anything to the contrary herein, any Participant who had 15 Years of Grandfathered Service and had attained age 60 as of March 31, 2000, shall be entitled to a Retirement Benefit equal to the greater of (a) the Retirement Benefit he would have been entitled to under the Plan as it was constituted immediately prior to this April 1, 2000 amendment and restatement, as if the pre-April 1, 2000 version of the Plan had continued unchanged, or (b) the Retirement Benefit otherwise payable hereunder.

         (b) Notwithstanding anything to the contrary herein, any Participant who is named on Exhibit "A" attached hereto will be given a one-time irrevocable election to choose, on or before December 31, 2000, whether to either (i) be credited with 15 Years of Grandfathered Service on his Normal Retirement Date and be eligible for a full Normal Retirement Benefit at that time under the Plan as it was in effect immediately prior to this April 1, 2000 amendment and restatement, as if the pre-April 1, 2000 version of the Plan had continued unchanged (but under which such Participant would not be entitled to any Retirement Benefit under the Plan if his employment terminated prior to age 65, unless due to death, Disability, or a Change in Control), or (ii) have his Retirement Benefit determined solely under the terms of the current Plan, as amended and restated, effective as of April 1, 2000, and any later amendments thereto as may be adopted from time to time.

         (c) Notwithstanding the Participant's years of Credited Service, the Participant named on Exhibit "B", to the extent so required by his employment agreement with the Employer, shall be entitled to a Normal Retirement Benefit equal to 50 percent of his Final Average Compensation upon retiring at or after his Normal Retirement Date, with a 5 percentage point

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                    Amended and Restated as of April 1, 2000


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(versus 5 percent) reduction for each year he retires prior thereto, such that he shall be entitled to an Early Retirement Benefit equal to 25 percent of his Final Average Compensation if he retires at his Early Retirement Date. No benefit shall be payable under this Section if the Participant terminates employment prior to his Early Retirement Date.

4.8      FORFEITURE FOR CAUSE OR COMPETITION

         Notwithstanding anything herein to the contrary, a Participant shall forfeit all benefits hereunder and shall have no rights or claim to any benefits under this Plan if he is terminated for cause, summarily discharged (including resignation in lieu thereof), or violates any covenant not to compete to which he may be a party, all as determined by the Committee in its sole discretion, unless the Committee also determines that such Participant shall nonetheless be eligible for such benefit notwithstanding such termination, discharge, resignation, or violation. Moreover, in the case of a violation of a noncompete covenant occurring or coming to light after any payments are received hereunder, the Participant must refund all such prior payments to the Employer.

4.9      SUSPENSION OF BENEFITS

         If a Participant in payment status is rehired, his Retirement Benefit shall be suspended until he retires again, and his subsequent Retirement Benefit will be appropriately adjusted for any prior payments.

                                    ARTICLE V
                           DESIGNATION OF BENEFICIARY


5.1      BENEFICIARY DESIGNATION

         Each Participant shall have the right to designate his Beneficiary (both primary as well as contingent) to receive any benefits payable under the Plan to a Beneficiary upon the death of a

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                    Amended and Restated as of April 1, 2000


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Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of the Employer in which the Participant participates. A Participant shall make any designation of Beneficiary or Beneficiaries by completing and signing the applicable form and returning it to the Committee or its designated agent. If the Participant names someone other than his spouse as a Beneficiary, a spousal consent, if required by the Committee, must be signed by that Participant's spouse on a form designated by the Committee and returned to the Committee.

5.2      CHANGE OF BENEFICIARY

         A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the required form and the Committee's rules and procedures, as in effect from time to time. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary designation filed with the Committee prior to the Participant's death.

5.3      NO DESIGNATED BENEFICIARY

         If a Participant fails to designate a Beneficiary as provided in
Section 5.1 above or if all designated Beneficiaries predecease the Participant or die prior to the complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate in a single lump sum payment pursuant to Section 4.4(b).

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5.4      DOUBT AS TO BENEFICIARY

         If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right to withhold such payments until this matter is resolved to the Committee's satisfaction.

                                   ARTICLE VI
                        APPEALS PROCEDURE AND ARBITRATION


6.1      CLAIMS AND APPEAL PROCEDURE

         Any Participant or Beneficiary of a deceased Participant (a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

         The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing of its determination. If the Committee requires additional information, the Committee shall request such information from the Claimant.

         Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. The Committee shall render a written decision on review within a reasonable period of time after receipt of the Claimant's appeal.

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                    Amended and Restated as of April 1, 2000


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         A Claimant's compliance with the foregoing provisions of this Section
6.1 is a mandatory prerequisite to a Claimant's right to commence any other action (as described below in Section 6.2) with respect to any claim for benefits under this Plan.

6.2      BINDING ARBITRATION

         A claimant may contest the Committee's denial of his appeal only by submitting the matter to binding arbitration before a single arbitrator agreed to by the Claimant and the Committee. Any arbitration shall be held in Fort Smith, Arkansas, unless otherwise agreed to by the Committee and the Claimant. The arbitration shall be conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitrator's authority shall be limited to the affirmance or reversal of the Committee's denial of the appeal, and the arbitrator shall have no power to alter, add to or subtract from any provision of this Plan. Except as otherwise required by ERISA, the arbitrator's decision shall be final and binding on all parties to the maximum extent allowed by law. The arbitrator shall have no power to award any punitive, exemplary, consequential, or special damages, and under no circumstances shall an award contain any amount that in any way reflects any of such types of damages. Each party shall bear its own attorney's fees and costs of arbitration. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

                                   ARTICLE VII
                             UNFUNDED NATURE OF PLAN


7.1      THE PLAN IS UNFUNDED


         The Plan is an "unfunded plan primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees," within the

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                    Amended and Restated as of April 1, 2000
meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. The Employer shall not be required to segregate funds to pay Retirement Benefits and nothing in this Plan shall be construed as providing for such segregation. The Participant, his Beneficiary and any other person(s) having or claiming a right to payments hereunder or to any interest in this Plan shall have no funded, secured, or preferential right to payment hereunder, but rather shall rely solely on the unsecured promise of the Employer. Nothing herein shall be construed to give the Participant, his Beneficiary or any other person or persons any right, title, interest or claim in or to any specific asset, fund, reserve, account or property of any kind whatsoever owned by the Employer or in which it may have any right, title or interest now or in the future; provided that the Participant or any Beneficiary shall have the right to enforce his claim against the Employer in the same manner as any unsecured creditor of the Employer. Each Participant, by participating hereunder, agrees to waive any priority creditor status for wage payments.

7.2      EMPLOYER'S RIGHT TO ESTABLISH TRUST FUND

         Notwithstanding Section 7.1, the Employer may, in its absolute discretion, establish a trust fund and contribute to such trust fund assets that shall be held therein, subject to the claims of the Employer's creditors in the event of the insolvency or bankruptcy of the Employer, until paid to Participants or Beneficiaries in accordance with the terms of the Plan. The Employer shall not establish any trust fund that would cause the Plan to fail to be an unfunded plan for purposes of Title I of ERISA.

                     Supplemental Executive Retirement Plan
                    Amended and Restated as of April 1, 2000

                                  ARTICLE VIII
                         ADMINISTRATION; AMENDMENTS AND
                    TERMINATION; RIGHTS AGAINST THE EMPLOYER

8.1      ADMINISTRATION

         (a) The Committee shall administer the Plan and shall have the full and absolute discretionary power and authority to construe and interpret the provisions of the Plan and to determine a Participant's eligibility for benefits hereunder.

         (b) Any determination made by the Committee pursuant to the authority granted under subsection (a) shall be conclusive and binding on all Participants, Beneficiaries and any other person who at any time have, or claim to have, any interest whatsoever under this Plan.

         (c) Pursuant to Section 401(a)(1) of ERISA, it is intended that the Plan and the administration thereof shall be exempt from Part 4 of Title I of ERISA. The Committee and the members thereof shall not be deemed to be fiduciaries within the meaning of Section 3(21) of ERISA, and shall not be subject to the terms of Part 4 of Title I of ERISA.

8.2      LIABILITY OF COMMITTEE; INDEMNIFICATION

         To the extent permitted by law, no member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan, unless attributable to his own gross negligence or willful misconduct. To the maximum extent required or permitted under applicable law, the Employer shall indemnify the members of the Committee against any and all claims, losses, damages, and expenses, including any amounts paid in settlement with the Committee's approval and any attorney's fees, arising from their action or failure to act.

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                    Amended and Restated as of April 1, 2000


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


8.3      AMENDMENT AND/OR TERMINATION

         The Employer reserves the right to alter, amend or terminate the Plan or any part hereof. Any such alteration, amendment or termination may be effected by resolution of the Board or Committee acting in accordance with the bylaws (or other applicable governing document) of the Employer, in such manner as the Board or Committee may determine and for any reason whatsoever. Any such amendment or termination shall become effective upon the date stated therein, with or without prior notice, and shall be binding upon all Participants and Beneficiaries. No past practice, pattern, or course of conduct shall operate so as to preclude any amendment to the Plan, at any time or for any reason. An amendment may be enacted even if an event is imminent which would otherwise, absent such amendment, result in additional benefits or rights to a Participant. However, nothing herein shall be construed so as to give the Employer any discretion which would otherwise operate so as to preclude any desired pooling of interest accounting.

8.4      RIGHTS AGAINST THE EMPLOYER

         The establishment of this Plan shall not be construed as giving to any Participant, Beneficiary or other person any legal, equitable or other rights (other than rights expressly granted by the provisions of the Plan) against the Employer, or its officers, directors, agents or shareholders, or as giving to any Participant or Beneficiary any equity or other interest in the assets or business of the Employer or in shares of Employer stock or giving any employee the right to be retained in the employment of the Employer. This Plan does not constitute a contract of employment and all Participants shall be subject to discharge to the same extent they would have been if this Plan had never been adopted.

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                    Amended and Restated as of April 1, 2000

8.5      EXPENSES

         The cost of this Plan and the expenses of administering the Plan shall be borne by the Employer.

                                   ARTICLE IX
                            GENERAL AND MISCELLANEOUS


9.1      SPENDTHRIFT CLAUSE

         Except as provided in a domestic relations order, no right, title or interest of any kind in the Plan shall be transferable or assignable by any Participant or Beneficiary or be subject to alienation, anticipation, encumbrance, garnishment, attachment, execution or levy of any kind, whether voluntary or involuntary, nor subject to the debts, contracts, liabilities, engagements, or torts of the Participant or Beneficiary. Any attempt to so alienate, anticipate, encumber, sell, transfer, assign, pledge, garnish, attach or otherwise subject to legal or equitable process or dispose of any interest in the Plan shall be void.

9.2      SEVERABILITY

         In the event that any provision of this Plan shall be declared illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Plan but shall be fully severable and this Plan shall be construed and enforced as if said illegal or invalid provision had never been a part of this Plan.

9.3      CONSTRUCTION

         The article and section headings are included only for convenience of reference and are not to be taken as limiting or extending the meaning of any of the terms and provisions of this

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                    Amended and Restated as of April 1, 2000

Plan. Whenever appropriate, words used in the singular shall include the plural or the plural may be read as the singular. When used herein, the masculine gender includes the feminine gender.

9.4      GOVERNING LAW

         The validity and effect of this Plan and the rights and obligations of all persons affected hereby shall be construed and determined in accordance with the laws of the State of Arkansas, unless superseded by federal law.

9.5      SEPARATENESS OF PLAN

         Nothing in this Plan shall operate or be construed in any way to modify, amend or affect the terms and provisions of any other plan established or maintained by an Employer except as may otherwise be expressly provided.

9.6      DISCLAIMER

         The Employer makes no representations, warranties, or assurances and assumes no responsibility as to the state or federal tax consequences of this Plan or participation herein.

9.7      RELEASE

         Except in the case of a Change in Control, as a condition to making any payment under the Plan, or to giving effect to any designation of a Beneficiary or other election or other action under the Plan by any Participant or any other person, the Committee may require such consents or releases as it determines to be appropriate, and further may require any such designation, election or other action to be in writing, in a prescribed form and to be filed with the Committee in a manner prescribed by the Committee. In the event the Committee determines, in its discretion, that multiple conflicting claims may be made as to all or a part of the same benefit,

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                    Amended and Restated as of April 1, 2000


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


the Committee may delay the making of any payment until such conflict or multiplicity of claims is resolved.

9.8      SUCCESSORS AND ASSIGNS

         The Plan shall be binding upon and shall inure to the benefit of the Employer, its successors, purchasers, and assigns, and all Participants, Beneficiaries and their heirs, executors, administrators, successors and assigns.

         IN WITNESS WHEREOF, Beverly Enterprises, Inc., hereby adopts the Plan as of the Effective Date set forth above.

ATTEST:                                     BEVERLY ENTERPRISES, INC.



                                            By:
----------------------------------             ---------------------------------
                                            Its:
                                                --------------------------------

                     Supplemental Executive Retirement Plan
                    Amended and Restated as of April 1, 2000

                                   EXHIBIT "A"

                  James Griffith
                  Donald Dotson
                  Thomas Jerald Moore








                     Supplemental Executive Retirement Plan
                    Amended and Restated as of April 1, 2000

                                   EXHIBIT "B"

                  William R. Floyd


                     Supplemental Executive Retirement Plan
                    Amended and Restated as of April 1, 2000